UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22441

John Hancock Hedged Equity & Income Fund (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-312-0176

Date of fiscal year end:	December 31
Date of reporting period:	June 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual report
John Hancock
Hedged Equity & Income Fund
Closed-end international equity
Ticker: HEQ
June 30, 2022

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.2900 per share. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

A message to shareholders
Dear shareholder,
The world equity markets experienced a large decline during the six months ended June 30, 2022, reversing much of the rally that occurred in the previous year. Inflationary pressures intensified following the Russian invasion of Ukraine, forcing the world’s central banks to tighten monetary policy by ending their quantitative easing programs and starting to raise interest rates aggressively. In turn, these events fueled concerns that both economic growth and corporate earnings were set to slow—perhaps significantly—in the second half of the year.
While the losses were broad-based, the most notable downturn occurred among many of the large-cap, U.S. technology stocks that had led the market since the COVID-19-induced lows of early 2020. European equities also lagged due in part to the region’s higher sensitivity to the conflict in Ukraine, with a number of countries suffering declines in excess of 20%. On the positive side, a strong rally in oil prices led to significant gains for the energy sector and relative outperformance for resource-heavy countries such as Canada, Australia, and markets in the Middle East and Africa.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
22	Financial statements
25	Financial highlights
26	Notes to financial statements
35	Investment objective, principal investment strategies, and principal risks
39	Additional information
41	Shareholder meeting
42	Evaluation of advisory and subadvisory agreements by the Board of Trustees
49	More information
1	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/2022 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	2

Portfolio summary
SECTOR COMPOSITION AS OF 6/30/2022 (% of net assets)

TOP 10 HOLDINGS AS OF 6/30/2022 (% of net assets)
Johnson & Johnson	2.6
Pfizer, Inc.	2.3
Merck & Company, Inc.	2.0
Philip Morris International, Inc.	1.8
Verizon Communications, Inc.	1.3
Texas Instruments, Inc.	1.3
AbbVie, Inc.	1.3
The Progressive Corp.	1.3
National Grid PLC	1.2
Novartis AG	1.2
TOTAL	16.3
Cash and cash equivalents are not included.

3	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

COUNTRY COMPOSITION AS OF 6/30/2022 (% of net assets)
United States	46.4
United Kingdom	8.6
Japan	7.8
France	5.2
Switzerland	4.3
Canada	3.6
Taiwan	3.0
Spain	2.8
Australia	1.9
Hong Kong	1.6
Other countries	14.8
TOTAL	100.0
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	4

Fund’s investments
AS OF 6-30-22 (unaudited)
	Shares	Value
Common stocks 96.3%		$140,112,249
(Cost $150,311,577)
Communication services 6.8%		9,835,387
Diversified telecommunication services 4.4%
AT&T, Inc.	25,167	527,500
BT Group PLC	311,420	707,782
Hellenic Telecommunications Organization SA	76,926	1,343,502
Koninklijke KPN NV	171,609	610,607
KT Corp.	3,904	109,774
Magyar Telekom Telecommunications PLC	23,212	19,647
Orange SA	9,371	110,424
Telefonica Brasil SA	6,941	62,415
Telenor ASA	27,532	367,916
Telkom Indonesia Persero Tbk PT	2,029,140	545,869
Turk Telekomunikasyon AS	70,215	37,040
Verizon Communications, Inc.	38,701	1,964,076
Entertainment 0.2%
DeNA Company, Ltd.	4,250	59,356
Nintendo Company, Ltd.	432	185,784
Media 1.6%
Comcast Corp., Class A	25,145	986,690
Criteo SA, ADR (A)	754	18,398
Fuji Media Holdings, Inc.	2,855	24,181
Metropole Television SA	3,434	50,920
Nippon Television Holdings, Inc.	5,360	47,695
Omnicom Group, Inc.	5,774	367,284
Paramount Global, Class B	1,287	31,763
Publicis Groupe SA	11,066	544,232
RTL Group SA	1,672	70,034
Television Francaise 1	7,903	56,065
TV Asahi Holdings Corp.	3,570	38,908
WPP PLC	12,493	126,195
Zee Entertainment Enterprises, Ltd.	4,466	12,157
Wireless telecommunication services 0.6%
America Movil SAB de CV, Series L, ADR	1,050	21,452
KDDI Corp.	23,500	741,057
MTN Group, Ltd.	1,907	15,518
SK Telecom Company, Ltd.	113	4,535
Turkcell Iletisim Hizmetleri AS	27,277	26,611
Consumer discretionary 7.0%		10,210,318
Auto components 0.4%
Continental AG	964	67,662
5	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Auto components (continued)
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	2,635	$13,330
Hankook Tire & Technology Company, Ltd.	2,064	52,618
Hyundai Mobis Company, Ltd.	447	68,899
NOK Corp.	5,825	47,344
Stanley Electric Company, Ltd.	4,338	71,216
Sumitomo Electric Industries, Ltd.	8,020	88,625
Sumitomo Rubber Industries, Ltd.	4,980	42,587
Tachi-S Company, Ltd.	2,880	23,246
Tokai Rika Company, Ltd.	4,310	47,014
Toyoda Gosei Company, Ltd.	2,670	42,130
TS Tech Company, Ltd.	4,630	47,935
Unipres Corp.	4,540	26,821
Automobiles 2.0%
Bajaj Auto, Ltd.	13,283	624,697
Bayerische Motoren Werke AG	3,020	234,112
Dongfeng Motor Group Company, Ltd., H Shares	102,896	78,334
Ford Motor Company	1,025	11,408
Great Wall Motor Company, Ltd., H Shares	69,731	144,427
Hero MotoCorp, Ltd.	660	22,919
Honda Motor Company, Ltd.	7,870	189,754
Isuzu Motors, Ltd.	68,722	760,160
Mercedes-Benz Group AG	1,473	85,549
Nissan Motor Company, Ltd. (A)	17,690	69,285
Renault SA (A)	2,487	62,787
Stellantis NV	7,652	94,998
Subaru Corp.	4,844	85,683
Toyota Motor Corp.	30,760	474,605
Yadea Group Holdings, Ltd. (B)	7,835	15,366
Diversified consumer services 0.0%
Benesse Holdings, Inc.	380	6,149
Hotels, restaurants and leisure 1.1%
Darden Restaurants, Inc.	3,434	388,454
McDonald’s Corp.	1,310	323,413
OPAP SA	20,499	294,846
Sands China, Ltd. (A)	187,200	450,347
Starbucks Corp.	1,065	81,355
Household durables 1.0%
Coway Company, Ltd.	1,215	60,115
Electrolux AB, Series B	6,470	87,389
Garmin, Ltd.	4,054	398,306
Nikon Corp.	4,555	52,527
Persimmon PLC	8,559	194,733
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	6

	Shares	Value
Consumer discretionary (continued)
Household durables (continued)
Sekisui House, Ltd.	36,224	$635,925
Tamron Company, Ltd.	710	13,158
Internet and direct marketing retail 0.0%
ASKUL Corp.	4,400	52,587
Leisure products 0.2%
Bandai Namco Holdings, Inc.	1,951	137,727
Hasbro, Inc.	1,167	95,554
Specialty retail 2.1%
Adastria Company, Ltd.	1,910	31,612
CECONOMY AG	9,121	25,571
Industria de Diseno Textil SA	36,346	825,980
Kingfisher PLC	14,177	42,368
Mr. Price Group, Ltd.	48,901	536,229
Shimamura Company, Ltd.	800	70,292
The Home Depot, Inc.	4,144	1,136,575
The TJX Companies, Inc.	3,193	178,329
USS Company, Ltd.	8,151	141,274
Xebio Holdings Company, Ltd.	4,605	31,462
Textiles, apparel and luxury goods 0.2%
ANTA Sports Products, Ltd.	1,011	12,442
Li Ning Company, Ltd.	8,335	77,608
Sanyo Shokai, Ltd. (A)	1,690	12,123
The Swatch Group AG, Bearer Shares	326	77,438
VF Corp.	2,584	114,135
Yue Yuen Industrial Holdings, Ltd.	23,639	30,784
Consumer staples 8.1%		11,839,509
Beverages 0.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS	19,861	32,470
Coca-Cola Icecek AS	6,046	46,927
Embotelladora Andina SA, Series B, ADR	5,524	61,427
Kirin Holdings Company, Ltd.	4,920	77,721
PepsiCo, Inc.	2,061	343,486
The Coca-Cola Company	7,971	501,456
Food and staples retailing 0.3%
Atacadao SA	6,878	21,908
Carrefour SA	4,387	77,875
J Sainsbury PLC	23,957	59,621
Marks & Spencer Group PLC (A)	8,330	13,820
Sundrug Company, Ltd.	1,761	39,382
Sysco Corp.	1,204	101,991
Tsuruha Holdings, Inc.	1,165	63,393
7	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Food products 2.0%
Archer-Daniels-Midland Company	1,660	$128,816
Astral Foods, Ltd.	3,149	36,636
General Mills, Inc.	4,078	307,685
Kellogg Company	16,227	1,157,634
Mondelez International, Inc., Class A	5,980	371,298
Nestle SA	7,269	849,548
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	95,056	7,407
The J.M. Smucker Company	592	75,782
Ulker Biskuvi Sanayi AS (A)	20,496	17,732
WH Group, Ltd. (B)	47,583	36,829
Household products 1.8%
Colgate-Palmolive Company	3,747	300,285
Kimberly-Clark Corp.	3,556	480,593
The Clorox Company	813	114,617
The Procter & Gamble Company	11,724	1,685,794
Personal products 0.2%
Unilever PLC	2,538	115,682
Unilever PLC, ADR	4,490	205,777
Tobacco 3.1%
Altria Group, Inc.	15,544	649,273
British American Tobacco PLC	9,062	388,436
ITC, Ltd.	188,192	650,579
KT&G Corp.	3,120	197,761
Philip Morris International, Inc.	26,533	2,619,868
Energy 5.1%		7,446,183
Energy equipment and services 0.0%
Fugro NV (A)	3,537	44,521
Trican Well Service, Ltd. (A)	8,979	25,740
Oil, gas and consumable fuels 5.1%
ARC Resources, Ltd.	3,379	42,605
BP PLC	57,340	269,240
Cameco Corp.	3,292	69,206
Chevron Corp.	2,447	354,277
ConocoPhillips	4,344	390,135
Coterra Energy, Inc.	5,673	146,307
Enbridge, Inc.	27,895	1,178,039
Eni SpA	13,632	161,685
EOG Resources, Inc.	655	72,338
Exxon Mobil Corp.	5,304	454,235
Foresight Energy LLC (A)	191	3,239
Inpex Corp.	7,271	77,947
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Japan Petroleum Exploration Company, Ltd.	1,425	$33,428
Oil & Natural Gas Corp., Ltd.	18,325	34,937
Phillips 66	972	79,694
Pioneer Natural Resources Company	325	72,501
Repsol SA	42,731	629,940
Shell PLC	15,738	409,861
TC Energy Corp.	25,296	1,310,393
TotalEnergies SE	25,943	1,365,561
Ultrapar Participacoes SA	22,716	53,432
Woodside Energy Group, Ltd.	3,742	82,244
Yankuang Energy Group Company, Ltd., H Shares	23,175	72,499
YPF SA, ADR (A)	3,736	12,179
Financials 18.9%		27,481,215
Banks 6.9%
ABN AMRO Bank NV (B)	6,875	77,251
AIB Group PLC	29,301	66,874
Bank Mandiri Persero Tbk PT	194,867	104,062
Bank of America Corp.	37,616	1,170,986
Bank of Ireland Group PLC	14,098	89,108
BNP Paribas SA	2,642	126,372
BPER Banca	35,830	59,060
CaixaBank SA	31,547	110,479
Canara Bank	15,612	35,959
CIMB Group Holdings BHD	61,751	69,490
CTBC Financial Holding Company, Ltd.	727,287	615,176
Dah Sing Financial Holdings, Ltd.	10,722	30,646
DGB Financial Group, Inc.	7,656	44,948
DNB Bank ASA	41,436	750,139
Erste Group Bank AG	2,289	58,166
Huntington Bancshares, Inc.	10,940	131,608
Industrial Bank of Korea	4,792	35,589
ING Groep NV	8,955	88,221
JPMorgan Chase & Co.	2,792	314,407
Kasikornbank PCL	17,152	73,193
Kasikornbank PCL, NVDR	11,619	49,582
KB Financial Group, Inc.	2,790	104,188
M&T Bank Corp.	921	146,798
Mitsubishi UFJ Financial Group, Inc.	166,979	893,346
Powszechna Kasa Oszczednosci Bank Polski SA (A)	1,923	12,062
Resona Holdings, Inc.	31,620	118,275
Royal Bank of Canada	11,171	1,081,692
Sberbank of Russia PJSC, ADR (A)(C)	3,353	741
9	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Shinhan Financial Group Company, Ltd.	4,032	$115,615
Societe Generale SA	4,537	100,312
Standard Chartered PLC	114,803	866,693
Sumitomo Mitsui Financial Group, Inc.	3,000	89,175
Sumitomo Mitsui Trust Holdings, Inc.	3,490	107,862
The Bank of Nova Scotia	19,745	1,168,563
The PNC Financial Services Group, Inc.	1,120	176,702
The Tochigi Bank, Ltd.	8,900	16,843
Truist Financial Corp.	12,775	605,918
Unicaja Banco SA (B)	58,048	56,967
UniCredit SpA	12,659	120,974
VTB Bank PJSC, GDR (C)	55,420	942
Woori Financial Group, Inc.	14,991	140,327
Capital markets 3.9%
Ares Management Corp., Class A	15,387	874,905
BlackRock, Inc.	1,162	707,704
CME Group, Inc.	3,863	790,756
GAM Holding AG (A)	3,515	2,912
Hargreaves Lansdown PLC	1,307	12,611
Ichiyoshi Securities Company, Ltd.	3,860	18,521
Invesco, Ltd.	6,139	99,022
Julius Baer Group, Ltd.	465	21,571
MarketAxess Holdings, Inc.	78	19,969
Morgan Stanley	4,742	360,677
Nomura Holdings, Inc.	9,143	33,217
Partners Group Holding AG	163	147,205
State Street Corp.	714	44,018
T. Rowe Price Group, Inc.	4,913	558,166
The Blackstone Group, Inc.	6,925	631,768
The Carlyle Group, Inc.	3,329	105,396
UBS Group AG	75,236	1,216,320
Consumer finance 0.1%
360 DigiTech, Inc., ADR	3,165	54,755
Lufax Holding, Ltd., ADR	21,052	126,312
Provident Financial PLC	11,741	28,596
Diversified financial services 0.6%
Apollo Global Management, Inc.	865	41,935
FirstRand, Ltd.	55,524	213,680
G-Resources Group, Ltd.	18,261	5,595
Yuanta Financial Holding Company, Ltd.	840,096	556,407
Insurance 7.1%
Admiral Group PLC	13,900	380,584
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Financials (continued)
Insurance (continued)
Aegon NV	122,620	$528,079
Ageas SA/NV	1,867	82,321
Allianz SE	1,615	309,612
Arthur J. Gallagher & Company	557	90,813
Assicurazioni Generali SpA	21,890	349,644
Aviva PLC	25,830	126,522
AXA SA	71,028	1,622,388
Caixa Seguridade Participacoes S/A	38,931	51,551
China Reinsurance Group Corp., H Shares	627,534	52,030
Chubb, Ltd.	1,717	337,528
Dai-ichi Life Holdings, Inc.	5,775	106,811
Fidelity National Financial, Inc.	1,054	38,956
Legal & General Group PLC	140,810	411,668
MetLife, Inc.	6,741	423,267
MS&AD Insurance Group Holdings, Inc.	3,670	112,535
Muenchener Rueckversicherungs-Gesellschaft AG	48	11,354
Old Mutual, Ltd.	84,507	57,276
Phoenix Group Holdings PLC	56,398	406,322
Powszechny Zaklad Ubezpieczen SA	30,835	206,727
Principal Financial Group, Inc.	1,488	99,384
Sanlam, Ltd.	42,503	138,144
SCOR SE	2,593	55,851
Suncorp Group, Ltd.	80,766	615,901
Swiss Re AG	2,510	194,821
T&D Holdings, Inc.	11,445	137,003
The Progressive Corp.	15,658	1,820,556
Tokio Marine Holdings, Inc.	19,100	1,113,758
Tongyang Life Insurance Company, Ltd.	5,110	22,515
Zurich Insurance Group AG	1,007	439,126
Mortgage real estate investment trusts 0.3%
Annaly Capital Management, Inc.	74,592	440,839
Health care 13.6%		19,810,644
Biotechnology 1.5%
AbbVie, Inc.	12,134	1,858,443
Amgen, Inc.	1,180	287,094
Health care equipment and supplies 0.8%
Abbott Laboratories	763	82,900
Koninklijke Philips NV	3,614	77,515
Koninklijke Philips NV, NYRS	3,573	76,927
Medtronic PLC	9,635	864,741
Paramount Bed Holdings Company, Ltd.	2,330	37,865
11	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care providers and services 0.5%
Alfresa Holdings Corp.	4,250	$57,141
Cardinal Health, Inc.	2,180	113,949
CVS Health Corp.	4,375	405,388
Fresenius SE & Company KGaA	4,050	123,167
Netcare, Ltd.	50,905	44,943
UnitedHealth Group, Inc.	59	30,304
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	1,290	13,651
Pharmaceuticals 10.8%
AstraZeneca PLC	9,363	1,235,183
AstraZeneca PLC, ADR	3,110	205,478
Bristol-Myers Squibb Company	16,987	1,307,999
Eisai Company, Ltd.	700	29,596
Eli Lilly & Company	564	182,866
Johnson & Johnson	21,137	3,752,029
Kissei Pharmaceutical Company, Ltd.	1,670	32,686
Merck & Company, Inc.	31,415	2,864,106
Novartis AG	20,027	1,697,901
Ono Pharmaceutical Company, Ltd.	5,650	145,144
Pfizer, Inc.	62,998	3,302,981
Roche Holding AG	1,931	645,533
Sanofi	1,353	136,445
Takeda Pharmaceutical Company, Ltd.	7,073	198,669
Industrials 9.2%		13,392,005
Aerospace and defense 2.5%
Austal, Ltd.	25,798	32,052
Babcock International Group PLC (A)	15,728	59,374
BAE Systems PLC	122,864	1,243,874
Dassault Aviation SA	511	79,799
General Dynamics Corp.	1,223	270,589
L3Harris Technologies, Inc.	899	217,288
Lockheed Martin Corp.	3,511	1,509,590
Raytheon Technologies Corp.	1,616	155,314
Air freight and logistics 0.3%
bpost SA	4,152	24,603
CH Robinson Worldwide, Inc.	933	94,578
PostNL NV	11,384	34,488
United Parcel Service, Inc., Class B	1,213	221,421
Yamato Holdings Company, Ltd.	5,080	81,296
Airlines 0.1%
easyJet PLC (A)	12,715	57,111
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Industrials (continued)
Airlines (continued)
Japan Airlines Company, Ltd. (A)	4,420	$75,943
Building products 0.5%
Cie de Saint-Gobain	3,132	135,331
Johnson Controls International PLC	11,444	547,939
Commercial services and supplies 0.1%
Aeon Delight Company, Ltd.	1,979	43,340
Prosegur Cia de Seguridad SA	18,289	32,427
Waste Management, Inc.	156	23,865
Construction and engineering 1.1%
China Railway Group, Ltd., H Shares	992,576	614,442
Chiyoda Corp. (A)	5,915	18,627
Implenia AG (A)	1,605	36,807
JGC Holdings Corp.	7,765	99,737
Vinci SA	8,965	804,711
Electrical equipment 0.4%
Cosel Company, Ltd.	4,060	24,507
Eaton Corp. PLC	1,783	224,640
Emerson Electric Company	371	29,509
Hubbell, Inc.	1,059	189,116
Ushio, Inc.	2,510	31,086
Zumtobel Group AG	2,338	17,287
Industrial conglomerates 0.7%
3M Company	2,393	309,678
Honeywell International, Inc.	1,082	188,062
Toshiba Corp.	14,342	582,720
Machinery 1.1%
Caterpillar, Inc.	126	22,524
Daimler Truck Holding AG (A)	3,805	100,208
Hino Motors, Ltd.	10,810	55,645
Hisaka Works, Ltd.	2,660	16,444
Kone OYJ, B Shares	6,959	332,607
Makino Milling Machine Company, Ltd.	1,720	53,712
Makita Corp.	2,437	60,405
Mitsubishi Heavy Industries, Ltd.	1,505	52,602
OKUMA Corp.	1,260	47,322
PACCAR, Inc.	5,843	481,113
SKF AB, B Shares	6,883	102,118
Stanley Black & Decker, Inc.	413	43,307
Sumitomo Heavy Industries, Ltd.	3,280	72,608
THK Company, Ltd.	4,330	81,559
Wartsila OYJ ABP	7,456	58,446
13	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Marine 0.2%
A.P. Moller - Maersk A/S, Series B	103	$241,803
Evergreen Marine Corp. Taiwan, Ltd.	33,774	95,995
Pacific Basin Shipping, Ltd.	48,062	18,478
Professional services 0.7%
Adecco Group AG	3,099	105,629
Bureau Veritas SA	30,315	779,946
Hays PLC	38,366	52,469
Pagegroup PLC	7,263	35,574
SThree PLC	5,119	22,160
Road and rail 0.5%
Canadian National Railway Company	1,654	186,049
Nippon Express Holdings, Inc.	10,926	595,174
Trading companies and distributors 0.6%
Mitsui & Company, Ltd.	12,325	270,836
Rexel SA (A)	2,449	37,842
SIG PLC (A)	19,684	7,149
Triton International, Ltd.	11,744	618,322
Transportation infrastructure 0.4%
Grupo Aeroportuario del Sureste SAB de CV, B Shares	29,552	582,546
Kamigumi Company, Ltd.	2,600	50,262
Information technology 10.0%		14,609,616
Communications equipment 1.2%
Cisco Systems, Inc.	39,621	1,689,439
Nokia OYJ	24,359	112,905
Electronic equipment, instruments and components 0.8%
Alps Alpine Company, Ltd.	5,310	53,957
Citizen Watch Company, Ltd.	7,785	31,670
Corning, Inc.	6,192	195,110
E Ink Holdings, Inc.	7,727	49,339
Enplas Corp.	700	16,416
Foxconn Technology Company, Ltd.	24,434	40,524
Hon Hai Precision Industry Company, Ltd.	22,998	84,429
Nan Ya Printed Circuit Board Corp.	2,564	22,554
Nichicon Corp.	2,210	20,516
Nippon Chemi-Con Corp. (A)	3,130	39,230
PAX Global Technology, Ltd.	29,186	22,752
Zhen Ding Technology Holding, Ltd.	164,437	569,654
IT services 1.6%
Accenture PLC, Class A	471	130,773
Automatic Data Processing, Inc.	839	176,224
Broadridge Financial Solutions, Inc.	972	138,559
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Information technology (continued)
IT services (continued)
Edenred	13,120	$621,502
Fidelity National Information Services, Inc.	1,105	101,295
IBM Corp.	5,042	711,880
Itochu Techno-Solutions Corp.	2,575	63,312
Mastercard, Inc., Class A	58	18,298
Paychex, Inc.	2,246	255,752
Sopra Steria Group SACA	126	18,948
The Western Union Company	6,658	109,657
Visa, Inc., Class A	288	56,704
Semiconductors and semiconductor equipment 4.8%
ams AG (A)	4,626	41,851
Analog Devices, Inc.	4,555	665,440
Broadcom, Inc.	1,161	564,025
Disco Corp.	231	54,969
Intel Corp.	19,387	725,268
KLA Corp.	887	283,024
MediaTek, Inc.	4,096	89,912
Microchip Technology, Inc.	5,258	305,385
Miraial Company, Ltd.	1,900	24,768
Novatek Microelectronics Corp.	6,684	68,004
NVIDIA Corp.	921	139,614
NXP Semiconductors NV	914	135,299
Qualcomm, Inc.	2,863	365,720
Taiwan Semiconductor Manufacturing Company, Ltd.	96,298	1,543,305
Texas Instruments, Inc.	12,369	1,900,497
Tokyo Seimitsu Company, Ltd.	745	24,557
Software 0.2%
Intuit, Inc.	410	158,030
Trend Micro, Inc.	3,023	147,889
Technology hardware, storage and peripherals 1.4%
Canon, Inc.	10,755	243,723
Catcher Technology Company, Ltd.	12,344	68,861
HP, Inc.	13,893	455,413
Inventec Corp.	712,575	602,491
Maxell, Ltd.	4,180	40,817
Quadient SA	2,652	45,170
Samsung Electronics Company, Ltd.	11,016	485,887
Seagate Technology Holdings PLC	1,096	78,298
Materials 3.9%		5,667,833
Chemicals 0.9%
BASF SE	3,987	174,440
China BlueChemical, Ltd., H Shares	77,426	22,277
15	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Chemicals (continued)
Dongyue Group, Ltd.	41,234	$51,727
International Flavors & Fragrances, Inc.	1,060	126,267
Kumho Petrochemical Company, Ltd.	153	16,456
LyondellBasell Industries NV, Class A	3,284	287,219
PPG Industries, Inc.	1,957	223,763
Shin-Etsu Chemical Company, Ltd.	185	20,796
Yara International ASA	8,885	372,290
Construction materials 0.2%
HeidelbergCement AG	2,295	110,806
Holcim, Ltd. (A)	2,933	125,795
Imerys SA	1,251	38,294
Taiheiyo Cement Corp.	3,250	48,425
Vicat SA	1,116	30,887
Containers and packaging 0.1%
International Paper Company	3,294	137,788
Nampak, Ltd. (A)	44,955	6,128
Metals and mining 2.7%
African Rainbow Minerals, Ltd.	7,694	101,496
Anglo American Platinum, Ltd.	684	59,681
Anglo American PLC	3,093	110,570
Barrick Gold Corp.	5,457	96,490
BHP Group, Ltd.	20,716	593,174
Boliden AB	6,175	197,479
Centamin PLC	38,343	36,658
Centerra Gold, Inc.	5,656	38,360
Chubu Steel Plate Company, Ltd.	1,257	8,167
Eldorado Gold Corp. (A)	3,385	21,630
Endeavour Mining PLC	2,848	58,920
Eregli Demir ve Celik Fabrikalari TAS	52,973	86,160
Fortescue Metals Group, Ltd.	11,387	136,926
Harmony Gold Mining Company, Ltd., ADR	9,409	29,450
Impala Platinum Holdings, Ltd.	16,184	179,552
Kinross Gold Corp.	11,299	40,450
Kyoei Steel, Ltd.	3,770	38,392
Maruichi Steel Tube, Ltd.	2,860	60,584
Nakayama Steel Works, Ltd.	5,340	16,819
Neturen Company, Ltd.	3,740	18,026
Norsk Hydro ASA	6,719	37,971
Nucor Corp.	407	42,495
OceanaGold Corp. (A)	19,634	37,676
Resolute Mining, Ltd. (A)	32,168	4,999
Rio Tinto PLC	23,515	1,405,882
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Shares	Value
Materials (continued)
Metals and mining (continued)
Rio Tinto PLC, ADR	1,011	$61,671
Rio Tinto, Ltd.	4,265	304,260
Yamato Kogyo Company, Ltd.	911	30,107
Yodogawa Steel Works, Ltd.	1,230	20,430
Real estate 4.1%		5,895,376
Equity real estate investment trusts 2.4%
Crown Castle International Corp.	1,426	240,110
Digital Realty Trust, Inc.	2,049	266,022
Extra Space Storage, Inc.	210	35,725
Gaming and Leisure Properties, Inc.	4,864	223,063
Iron Mountain, Inc.	3,146	153,179
Land Securities Group PLC	6,361	51,619
Medical Properties Trust, Inc.	57,987	885,461
Public Storage	887	277,338
Simon Property Group, Inc.	1,406	133,458
Stockland	139,748	348,921
The British Land Company PLC	9,283	50,781
Vicinity Centres	472,937	600,801
Vornado Realty Trust	251	7,176
Welltower, Inc.	1,035	85,232
WP Carey, Inc.	1,284	106,392
Real estate management and development 1.7%
China Overseas Land & Investment, Ltd.	225,397	716,980
China Resources Land, Ltd.	143,784	674,244
CK Asset Holdings, Ltd.	15,928	113,173
Country Garden Services Holdings Company, Ltd.	2,492	11,184
Greentown China Holdings, Ltd.	367,987	765,135
Mitsubishi Estate Company, Ltd.	7,100	102,903
Powerlong Real Estate Holdings, Ltd.	277,770	46,479
Utilities 9.6%		13,924,163
Electric utilities 5.7%
Alliant Energy Corp.	98	5,744
American Electric Power Company, Inc.	4,112	394,505
CEZ AS	16,631	750,424
Duke Energy Corp.	14,797	1,586,386
Edison International	12,256	775,069
Endesa SA	30,242	572,100
Entergy Corp.	596	67,133
Exelon Corp.	26,404	1,196,629
Fortum OYJ	13,982	211,336
Iberdrola SA	118,365	1,232,346
17	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Electric utilities (continued)
NextEra Energy, Inc.	1,001	$77,537
Red Electrica Corp. SA	30,520	577,730
SSE PLC	30,877	609,368
The Southern Company	2,060	146,899
Gas utilities 0.9%
APA Group	3,752	29,220
Enagas SA	3,610	79,841
Kunlun Energy Company, Ltd.	768,294	630,038
Snam SpA	111,799	586,538
Multi-utilities 2.5%
Centrica PLC (A)	40,527	39,576
Consolidated Edison, Inc.	5,005	475,976
Dominion Energy, Inc.	4,321	344,859
DTE Energy Company	608	77,064
Engie SA	12,527	145,050
National Grid PLC	139,674	1,794,941
Sempra Energy	1,538	231,115
Veolia Environnement SA	22,982	563,364
Water utilities 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo	11,025	88,837

United Utilities Group PLC	50,974	634,538
Preferred securities 0.4%		$537,331
(Cost $647,000)
Consumer discretionary 0.0%		40,546
Automobiles 0.0%
Hyundai Motor Company, 2nd Preferred	600	40,546
Consumer staples 0.1%		78,341
Household products 0.1%
Henkel AG & Company KGaA	1,266	78,341
Energy 0.3%		386,920
Oil, gas and consumable fuels 0.3%
Petroleo Brasileiro SA	72,500	386,920
Materials 0.0%		31,524
Chemicals 0.0%
Fuchs Petrolub SE	531	14,672

LG Chem, Ltd.	91	16,852
Exchange-traded funds 0.1%		$72,327
(Cost $81,625)
iShares Core MSCI EAFE ETF	1,229	72,327
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Shares	Value

Closed-end funds 0.0%		$44,071
(Cost $38,640)
Sprott Physical Uranium Trust (A)	4,090	44,071
Other equity investments 0.0%		$0
(Cost $240,553)
Allstar Co-Invest LLC (LLC Interest) (A)(C)(D)	236,300	0

	Rate (%)	Maturity date	Par value^	Value
Term loans (E) 0.0%				$306
(Cost $323)
Financials 0.0%				306
Insurance 0.0%
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 3.000%)	4.214	04-25-25	323	306

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(C)	500,000	0
Short-term investments 1.3%		$1,800,000
(Cost $1,800,000)
Repurchase agreement 1.3%		1,800,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-30-22 at 1.500% to be repurchased at $1,800,075 on 7-1-22, collateralized by $1,833,737 Government National Mortgage Association, 4.000% due 4-20-52 (valued at $1,836,000)	1,800,000	1,800,000

Total investments (Cost $153,119,912) 98.1%	$142,566,284
Other assets and liabilities, net 1.9%	2,829,973
Total net assets 100.0%	$145,396,257

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
19	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	15	Long	Sep 2022	$2,869,856	$2,842,125	$(27,731)
Euro STOXX 50 Index Futures	175	Short	Sep 2022	(6,448,814)	(6,310,494)	138,320
FTSE 100 Index Futures	53	Short	Sep 2022	(4,662,557)	(4,594,249)	68,308
MSCI EAFE Index Futures	94	Short	Sep 2022	(8,809,711)	(8,726,020)	83,691
MSCI Emerging Markets Index Futures	29	Short	Sep 2022	(1,492,567)	(1,453,915)	38,652
TOPIX Index Futures	10	Short	Sep 2022	(1,417,052)	(1,378,611)	38,441
						$339,681
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	3,210,069	CAD	4,030,000	BNP	9/21/2022	$78,787	—
USD	9,579,485	EUR	8,908,000	BNP	9/21/2022	192,394	—
USD	7,227,924	GBP	5,774,000	NWM	9/21/2022	188,716	—
USD	4,310,761	JPY	554,500,000	SCB	9/21/2022	201,599	—
						$661,496	$—

Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
NWM	NatWest Markets PLC
OTC	Over-the-counter
SCB	Standard Chartered Bank
At 6-30-22, the aggregate cost of investments for federal income tax purposes was $153,844,995. Net unrealized depreciation aggregated to $10,277,534, of which $6,350,535 related to gross unrealized appreciation and $16,628,069 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
21	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 6-30-22 (unaudited)

Assets
Unaffiliated investments, at value (Cost $153,119,912)	$142,566,284
Unrealized appreciation on forward foreign currency contracts	661,496
Receivable for futures variation margin	250,708
Cash	150,715
Foreign currency, at value (Cost $81,410)	81,282
Collateral held at broker for futures contracts	1,508,608
Dividends and interest receivable	996,716
Receivable for investments sold	105,034
Other assets	18,196
Total assets	146,339,039
Liabilities
Payable for collateral on OTC derivatives	680,000
Payable for investments purchased	163,547
Payable to affiliates
Accounting and legal services fees	7,844
Trustees’ fees	37
Other liabilities and accrued expenses	91,354
Total liabilities	942,782
Net assets	$145,396,257
Net assets consist of
Paid-in capital	$172,687,940
Total distributable earnings (loss)	(27,291,683)
Net assets	$145,396,257

Net asset value per share
Based on 12,223,813 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$11.89
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	22

STATEMENT OF OPERATIONS For the six months ended 6-30-22 (unaudited)

Investment income
Dividends	$5,223,150
Interest	57,787
Non-cash dividends	406,371
Other income	251
Less foreign taxes withheld	(491,039)
Total investment income	5,196,520
Expenses
Investment management fees	742,582
Accounting and legal services fees	11,017
Transfer agent fees	8,402
Trustees’ fees	18,253
Custodian fees	33,779
Printing and postage	32,892
Professional fees	37,346
Stock exchange listing fees	11,781
Other	9,836
Total expenses	905,888
Less expense reductions	(6,540)
Net expenses	899,348
Net investment income	4,297,172
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,819,872
Futures contracts	2,959,479
Forward foreign currency contracts	1,245,824
6,025,175
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(18,743,617)
Futures contracts	796,494
Forward foreign currency contracts	761,579
(17,185,544)
Net realized and unrealized loss	(11,160,369)
Decrease in net assets from operations	$(6,863,197)
23	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-22 (unaudited)	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$4,297,172	$6,430,890
Net realized gain	6,025,175	7,901,981
Change in net unrealized appreciation (depreciation)	(17,185,544)	3,203,344
Increase (decrease) in net assets resulting from operations	(6,863,197)	17,536,215
Distributions to shareholders
From earnings	(7,089,812)[1]	(7,598,557)
From tax return of capital	—	(6,581,066)
Total distributions	(7,089,812)	(14,179,623)
Total increase (decrease)	(13,953,009)	3,356,592
Net assets
Beginning of period	159,349,266	155,992,674
End of period	$145,396,257	$159,349,266
Share activity
Shares outstanding
Beginning of period	12,223,813	12,223,813
End of period	12,223,813	12,223,813

[1]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	24

Financial highlights
Period ended	6-30-22[1]	12-31-21	12-31-20	12-31-19	12-31-18	12-31-17
Per share operating performance
Net asset value, beginning of period	$13.04	$12.76	$14.85	$14.46	$17.64	$16.84
Net investment income[2]	0.35	0.53	0.39	0.59	0.63	0.52
Net realized and unrealized gain (loss) on investments	(0.92)	0.91	(1.15)	1.30	(2.31)	1.94
Total from investment operations	(0.57)	1.44	(0.76)	1.89	(1.68)	2.46
Less distributions
From net investment income	(0.58)[3]	(0.62)	(0.42)	(0.67)	(0.86)	(0.49)
From net realized gain	—	—	—	—	(0.39)	(1.17)
From tax return of capital	—	(0.54)	(0.91)	(0.83)	(0.25)	—
Total distributions	(0.58)	(1.16)	(1.33)	(1.50)	(1.50)	(1.66)
Net asset value, end of period	$11.89	$13.04	$12.76	$14.85	$14.46	$17.64
Per share market value, end of period	$11.77	$13.00	$11.44	$14.91	$13.08	$17.41
Total return at net asset value (%)[4,5]	(4.58)[6]	11.69	(2.99)	13.89	(9.61)	15.15
Total return at market value (%)[4]	(5.25)[6]	24.20	(13.37)	26.41	(17.16)	21.74
Ratios and supplemental data
Net assets, end of period (in millions)	$145	$159	$156	$182	$177	$215
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16[7]	1.17	1.18	1.15	1.14	1.13
Expenses including reductions	1.15[7]	1.16	1.18	1.14	1.13	1.13
Net investment income	5.50[7]	3.98	3.14	3.97	3.83	2.99
Portfolio turnover (%)	79	120	117	125	96	93

[1]	Six months ended 6-30-22. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
25	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs,
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these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of June 30, 2022, by major security category or type:
	Total value at 6-30-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$9,835,387	$3,979,578	$5,855,809	—
Consumer discretionary	10,210,318	2,727,529	7,482,789	—
Consumer staples	11,839,509	9,127,690	2,711,819	—
Energy	7,446,183	4,261,081	3,185,102	—
Financials	27,481,215	12,514,951	14,964,581	$1,683
Health care	19,810,644	15,335,205	4,475,439	—
Industrials	13,392,005	5,915,450	7,476,555	—
Information technology	14,609,616	9,359,704	5,249,912	—
Materials	5,667,833	1,202,179	4,465,654	—
Real estate	5,895,376	2,413,156	3,482,220	—
Utilities	13,924,163	5,467,753	8,456,410	—
Preferred securities
Consumer discretionary	40,546	—	40,546	—
Consumer staples	78,341	—	78,341	—
Energy	386,920	386,920	—	—
Materials	31,524	—	31,524	—
Exchange-traded funds	72,327	72,327	—	—
Closed-end funds	44,071	44,071	—	—
Term loans	306	—	306	—
Short-term investments	1,800,000	—	1,800,000	—
Total investments in securities	$142,566,284	$72,807,594	$69,757,007	$1,683
27	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

	Total value at 6-30-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Futures	$367,412	$367,412	—	—
Forward foreign currency contracts	661,496	—	$661,496	—
Liabilities
Futures	(27,731)	(27,731)	—	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
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Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2021, the fund has a short-term capital loss carryforward of $8,088,419 and a long-term capital loss carryforward of $12,580,512 available to offset future net realized capital gains. These carryforwards do not expire.
As of December 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.2900 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
29	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, partnerships and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use
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of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended June 30, 2022, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $19.6 million to $25.4 million as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the six months ended June 30, 2022, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $14.9 million to $24.3 million as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at June 30, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$367,412	$(27,731)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	661,496	—
			$1,028,908	$(27,731)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the period end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
31	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2022:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$1,245,824	$1,245,824
Equity	$2,959,479	—	2,959,479
Total	$2,959,479	$1,245,824	$4,205,303
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2022:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$761,579	$761,579
Equity	$796,494	—	796,494
Total	$796,494	$761,579	$1,558,073
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each
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fund. During the six months ended June 30, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $6,540 for the six months ended June 30, 2022.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2022, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended June 30, 2022, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2022 and December 31, 2022 up to 10% of its outstanding common shares as of December 31, 2021. The share repurchase plan will remain in effect between January 1, 2022 and December 31, 2022.
During the six months ended June 30, 2022 and the year ended December 31, 2021, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $122,241,383 and $119,829,519, respectively, for the six months ended June 30, 2022.
Note 8—Restricted securities
The fund may hold restricted securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at June 30, 2022:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Allstar Co-Invest LLC (LLC Interest)	8-1-11	$240,553	236,300	—	—	236,300	0.0%	$0
33	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	34

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objectives
The Fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes). The Fund may invest in foreign issuers and foreign-currency securities without any limitation. The Fund will notify shareholders at least 60 days prior to any change in this 80% policy.
The Fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection.
The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is a broadly diversified equity portfolio that is generally fully invested and seeks value across all market capitalization ranges, industries and sectors that seeks to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies.
The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index put options). The Option Strategy will seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility. The Fund expects to write index call options on a substantial portion of the Fund’s common stock portfolio, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors, including the Advisor’s and Subadvisor’s assessment of market conditions and the liquidity needs of the Fund to meet quarterly distributions.
The Fund anticipates writing index call options on the S&P 500 Index (the “S&P 500”) with a typical expiration of approximately one month and with call strikes typically set slightly “out-of-the-money” (ranging from approximately 0%-7% above the then-current value of the index). The Fund typically will limit notional exposure of the index call options from 0%-50% of the value of the Fund’s portfolio securities. In certain circumstances or market conditions (including to meet distribution payments), the Subadvisor may write index call options on a lower percentage of the Fund’s portfolio.
The Option Strategy typically will maintain an overall short position on the S&P 500 through its use of index call options. In certain circumstances, the Fund may trade out of its index option positions during an intra-month period to lock in a gain, to limit risk, or to meet distribution payments. The Subadvisor retains the discretion to write call options on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the Fund’s stock holdings. A meaningful portion of the Fund’s stock holdings will normally consist
35	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

of stocks not included in the indices on which it writes call options. The Fund expects to primarily use listed/exchange-traded options contracts but may also use over-the-counter (“OTC”) options. OTC options may be utilized to obtain exposure to specific strike prices, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market. The Fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The Fund may also invest up to 20% of its net assets (plus borrowings for investment purposes) in fixed-income securities and fixed-income related instruments. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.”
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the Fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible Fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2021, the fund’s aggregate distributions included a return of capital of $0.54 per share, or 46.41% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
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ESG integration risk. The manager may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the Fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or an ESG investment strategy.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts and options. Foreign currency forward contracts, futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of
37	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	38

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended June 30, 2022, distributions from net investment income totaling $0.5800 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
March 31, 2022	$0.2900
June 30, 2022	0.2900
Total	$0.5800

1A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage
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trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233
Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	40

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Monday, February 14, 2022. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 14, 2022
For a term to expire in 2025:
Proposal: To elect three (3) Trustees (Andrew G. Arnott, Deborah C. Jackson, and Steven R. Pruchansky) to serve for a three-year term ending at the 2025 Annual Meeting of Shareholders.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Deborah C. Jackson	9,651,086.000	217,669.000
Steven R. Pruchansky	9,637,133.000	231,622.000

Non-Independent Trustee
Andrew G. Arnott	9,638,708.000	230,047.000
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, Peter S. Burgess. William H. Cunningham, Grace K. Fey, Marianne Harrison, Hassell H. McClellan, Frances G. Rathke, and Gregory A. Russo.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Hedged Equity & Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconferece1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the videoconference meeting held on May 24-25, 2022. The Trustees who are not "interested persons" of the Trust as defined by the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board  considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
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(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2021. The Board also noted that, based on its net asset value, the fund underperformed its peer group median for the one-, three-, five- and ten-year periods ended December 31, 2021. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index and peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	44

The Board noted that net management fees for the fund are lower than the peer group median and that net total expenses for the fund are lower than the peer group median. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor and is negotiated at arm’s length;
(h)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
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Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	46

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund’s performance, based on net asset value, is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
***
47	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	48

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Gregg R. Thomas, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HEQ

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O.Box 505000 Louisville, KY 40233	Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202
49	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
P15SA 6/22
8/2022

ITEM 2. CODE OF ETHICS.

(a)Not Applicable

(b)Not Applicable

(c)Not Applicable

(d)Not Applicable

(e)Not Applicable

(f)Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)Not Applicable

(b)Not Applicable

(c)Not Applicable

(d)Not Applicable

(e)Not Applicable

(f)Not Applicable

(g)Not Applicable

(h)Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable

(b)Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

  (a)Not applicable

(b)

	Total		Total number of	Maximum number of
	number of	Average price per	shares purchased as	shares that may yet be
	shares		part of publicly	purchased under the
Period	purchased	share	announced plans*	plans*
Jan-22	-	-	-	1,222,381
Feb-22	-	-	-	1,222,381

Mar-22	-	-	-	1,222,381
Apr-22	-	-	-	1,222,381
May-22	-	-	-	1,222,381
Jun-22	-	-	-	1,222,381
Total	-	-	-

*In December 2011, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2021. The current plan is in effect between January 1, 2022 and December 31, 2022.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

(a)(1) Not applicable

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(2) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President

Date: August 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	August 9, 2022
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	August 9, 2022